UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 22, 2009
                                                --------------------------------

                           Lightlake Therapeutics Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                     333-139915                    N/A
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

   225-230 Queens Quay W, Toronto, ON                                  M5J2Y7
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  416-841-5414
                                                  ------------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.

On August 17, 2009, Madrona Ventures Inc. (the "Company") now known as Lightlake Therapeutics Inc. dismissed its auditing firm of Dale Matheson Carr-Hilton Labonte LLP. On the same date, August 17, 2009, the accounting firm of PS Stephenson & Co., P.C., CPA was engaged as the Company's new independent auditing firm. The decision to change auditing firms was approved by the board of directors of the Company.

Over the past two fiscal years our former auditor's report on our financial statements did not contain an adverse opinion, a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. However, our former auditor has raised doubt in the Company's ability to continue as a going concern. In the two most recent fiscal years and the subsequent interim period through the date of dismissal the Company did not have any disagreements with our former auditing firm of Dale Matheson Carr-Hilton Labonte LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     Lightlake Therapeutics Inc.
                                                     ---------------------------
                                                     (Registrant)


Date 10/22/2009
     ----------                                      /s/ Seijin Ki
                                                     -------------
                                                     (Signature)
                                                     Director and Secretary